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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported):  April 29, 2005

                                EDO Corporation
             (Exact name of Registrant as specified in its charter)

           New York                              3812                 11-0707740
  (State or Other Jurisdiction     (Primary Standard Industrial     (I.R.S. Employer
of Incorporation or Organization)   Classification Code Number)    Identification No.)

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                         60 East 42nd Street 42nd Floor
                              New York, NY  10165
                                  212.716.2000

  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

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                                 Not applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01   Regulation FD Disclosure

     On April 28, 2005, EDO Corporation issued a press release containing the financial results for the quarter ended March 26, 2005. The press release included a forward-looking estimate of pension costs for the full fiscal year 2005 of $2.2 million. This estimate has been corrected to $4.3 million, as indicated in Note 6 of the company's quarterly report on Form 10-Q filed April 29, 2005. There are no other changes to the information contained in the press release.

                                   SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 29, 2005

                                    EDO CORPORATION


                                    By: /s/ Frederic B. Bassett
                                    ---------------------------
                                    Name:  Frederic B. Bassett
                                    Title: Vice President-Finance, Treasurer
                                           and Chief Financial Officer